                                                                Exhibit 99.2



                         INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                          -----

INVERNESS MEDICAL TECHNOLOGY, INC. (FORMERLY SELFCARE, INC.)
  UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
  STATEMENTS

Notes to Unaudited Pro Forma Combined Condensed Financial Statements.......1

Unaudited Pro Forma Combined Condensed Balance Sheet as of
    September 30, 2000.....................................................2

Notes to Unaudited Pro Forma Combined Condensed Balance Sheet
    as of September 30, 2000...............................................3

Unaudited Pro Forma Combined Condensed Statement of Operations for
    the Year Ended December 31, 1999.......................................4

Notes to Unaudited Pro Forma Combined Condensed Statement
    of Operations for the Year Ended December 31, 1999.....................5

Unaudited Pro Forma Combined Condensed Statement of Operations for
    the Nine Months Ended September 30, 1999...............................6

Notes to Unaudited Pro Forma Combined Condensed Statement
    of Operations for the Nine Months Ended September 30, 1999.............7

Unaudited Pro Forma Combined Condensed Statement of
    Operations for the Nine Months Ended September 30, 2000................8

  Notes to Unaudited Pro Forma Combined Condensed Statement
    of Operations for the Nine Months Ended September 30, 2000.............9

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On October 3, 2000, the Company entered into an Agreement and Plan of Merger with Integ Incorporated (Integ) whereby the Company will issue an aggregate of 1,900,000 shares of common stock in consideration for all of Integ's common equity, and $5,500,000 to redeem all of Integ's preferred stock. The acquisition will be accounted for as a purchase of assets. Accordingly, the operating results of Integ will be included in the Company's financial results from the date of acquisition. The allocation of the purchase price to the fair value of the assets acquired will be based upon an independent appraisal of the fair value of the assets of Integ. The computations of the value of the Company common stock to be issued and the redemption value to be paid to the Integ preferred stockholders will be revised upon consummation of the merger to reflect actual amounts at the closing date. The preliminary purchase price allocation included in the accompanying Unaudited Pro Forma Financial Statements is based upon estimates made by management and will be revised upon completion of the appraisal and consummation of the merger. The unaudited pro forma combined condensed financial statements combine (i) the historical consolidated balance sheets of the Company and Integ as of September 30, 2000 and (ii) the historical statements of operations for the year ended December 31, 1999 and the nine months ended September 30, 1999 and 2000 as if the acquisition was consummated on January 1, 1999. The pro forma information is not necessarily indicative of either the results which would have actually been reported if the acquisition of Integ occurred on January 1, 1999 or results which may be reported in the future.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000

                                  (UNAUDITED)

                                                                                                   PRO FORMA
                                                                   HISTORICAL            ------------------------------
                                                          ----------------------------                       COMPANY
                                                           THE COMPANY       INTEG       ADJUSTMENTS         COMBINED
                                                          -------------   ------------   ------------      ------------
                                                        ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.............................  $  6,139,848    $  1,564,375   $(5,500,000)(1)   $  2,204,223
  Accounts receivable...................................    25,150,308         127,085                       25,277,393
  Inventories...........................................    13,430,146              --                       13,430,146
  Prepaid expenses and other current assets.............     1,565,276              --                        1,565,276
                                                          ------------    ------------   ------------      ------------
    Total current assets................................    46,285,578       1,691,460    (5,500,000)        42,477,038
PROPERTY AND EQUIPMENT, AT COST:
  Leasehold improvements................................       790,031              --                          790,031
  Buidings..............................................     1,033,001              --                        1,033,001
  Machinery & Equipment.................................    15,569,957              --                       15,569,957
  Furniture and Fixtures................................       789,971       8,438,016                        9,227,987
  Computer Equipment and Software.......................     1,895,572              --                        1,895,572
                                                          ------------    ------------   ------------      ------------
                                                            20,078,532       8,438,016            --         28,516,548
  Less accumulated depreciation.........................    (7,706,951)     (3,571,626)                     (11,278,577)
                                                          ------------    ------------   ------------      ------------
PROPERTY AND EQUIPMENT, NET.............................    12,371,581       4,866,390            --         17,237,971
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS, NET...    59,473,407              --    13,105,703         72,579,110
IN PROCESS RESEARCH AND DEVELOPMENT.....................            --              --    39,317,111 (3)             --
                                                                                         (39,317,111)(3)
DEFERRED FINANCING COSTS AND OTHER
  ASSETS, NET...........................................     1,725,885           4,640                        1,730,525
                                                          ------------    ------------   ------------      ------------
                                                          $119,856,451    $  6,562,490   $ 7,605,703       $134,024,644
                                                          ============    ============   ============      ============

                                         LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of notes payable......................  $ 33,966,158    $  1,331,831                     $ 35,297,989
  Accounts payable......................................    14,643,718          34,806                       14,678,524
  Accrued expenses and other current liabilities........    13,864,305         235,374       250,000 (2)     14,349,679
  Current portion of deferred revenue...................       356,536              --                          356,536
                                                          ------------    ------------   ------------      ------------
    Total current liabilities...........................    62,830,717       1,602,011       250,000         64,682,728
  Deferred revenue......................................       305,912              --                          305,912
  Other long-term liabilities...........................       139,000              --                          139,000
  Notes payable, net of current portion.................    18,894,535         333,293                       19,227,828
                                                          ------------    ------------   ------------      ------------
    Total long-term liabilities.........................    19,339,447         333,293            --         19,672,740
                                                          ------------    ------------   ------------      ------------
MANDATORILY REDEEMABLE PREFERRED STOCK OF A
  SUBSIDIARY............................................     4,327,561              --                        4,327,561
                                                          ------------    ------------   ------------      ------------
STOCKHOLDERS' EQUITY:
  Preferred stock.......................................            --       3,091,808    (3,091,908)(4)             --
  Common stock..........................................        25,832          98,591       (98,591)(4)         27,732
                                                                                               1,900 (1)
  Additional paid-in capital............................   131,247,747      55,039,048   (55,039,048)(4)    182,545,847
                                                                                          51,298,100 (1)
  Less--Treasury stock, at cost.........................    (3,724,900)             --                       (3,724,900)
  Accumulated deficit...................................   (93,338,312)    (53,522,319)   53,522,319 (4)   (132,655,423)
                                                                                         (39,317,111)(5)
  Accumulated other comprehensive income (loss).........      (851,641)        (80,042)       80,042 (4)       (851,641)
                                                          ------------    ------------   ------------      ------------
    Total stockholders' equity..........................    33,358,726       4,627,186     7,355,703         45,341,615
                                                          ------------    ------------   ------------      ------------
    Total liabilities and stockholders' equity..........  $119,856,451    $  6,562,490   $ 7,605,703       $134,024,644
                                                          ============    ============   ============      ============

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA COMBINED CONDENSED BALANCE SHEET

                            AS OF SEPTEMBER 30, 2000

                                  (UNAUDITED)

The accompanying unaudited pro forma condensed balance sheet has been prepared by combining the historical results of the Company and Integ as of September 30, 2000 and reflects the following pro forma adjustments:

(1) Represents the issuance of 1,900,000 shares of Company common stock and the payment of $5,500,000 in exchange for all of the outstanding common stock, preferred stock, options and warrants of Integ.

(2) Represents the accrual of estimated direct acquisition costs.

(3) Represents the estimated allocation of the purchase price to in-process research and development and other intangible assets and the related charge to operations for the estimated value assigned to in-process research and development.

(4) Represents the elimination of the Integ equity accounts.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                  (UNAUDITED)

                                                                               PRO FORMA
                                               HISTORICAL            ------------------------------
                                       -----------------------------                       COMBINED
                                       THE COMPANY         INTEG       ADJUSTMENTS         COMPANY
                                       ------------     ------------   ------------      ------------
Net product sales....................  $125,131,088     $         --                     $125,131,088
Grants and other revenue.............       742,415               --                          742,415
                                       ------------     ------------   ------------      ------------
Net revenues.........................   125,873,503               --                      125,873,503
Cost of sales........................    83,246,433               --                       83,246,433
                                       ------------     ------------   ------------      ------------
Gross profit.........................    42,627,070               --                       42,627,070
                                       ------------     ------------   ------------      ------------
Operating Expenses:
Research and development.............     6,905,900        4,217,282                       11,123,182
Charge for in-process research and
  development........................            --               --   $ 39,317,111 (2)            --
                                                                        (39,317,111)(3)            --
Selling, general and
  administrative.....................    35,390,211        3,285,948      1,310,570 (1)    39,986,729
                                       ------------     ------------   ------------      ------------
Total operating expenses.............    42,296,111        7,503,230      1,310,570        51,109,911
                                       ------------     ------------   ------------      ------------
Operating income (loss)..............       330,959       (7,503,230)    (1,310,570)       (8,482,841)
Interest expense, including
  amortization of original issue
  discount...........................    (8,092,611)        (340,129)                      (8,432,740)
Interest and other expense, net......      (532,470)          (1,019)                        (533,489)
                                       ------------     ------------   ------------      ------------
Loss before dividends and accretion
  on mandatorily redeemable preferred
  stock of a subsidiary..............    (8,294,122)      (7,844,378)    (1,310,570)      (17,449,070)
Dividends and accretion on
  mandatorily redeemable
preferred stock of a subsidiary......      (225,996)              --                         (225,996)
                                       ------------     ------------   ------------      ------------
Loss before extraordinary loss and
  income taxes.......................    (8,520,118)      (7,844,378)    (1,310,570)      (17,675,066)
Extraordinary loss on modification of
  notes payable......................      (306,092)              --                         (306,092)
                                       ------------     ------------   ------------      ------------
Loss before income taxes.............    (8,826,210)      (7,844,378)    (1,310,570)      (17,981,158)
Provision for income taxes...........       245,342               --                          245,342
                                       ------------     ------------   ------------      ------------
Net loss.............................  $ (9,071,552)    $ (7,844,378)  $ (1,310,570)     $(18,226,500)
                                       ============     ============   ============      ============
Net loss per common share--basic.....  $      (0.66)(1) $      (0.81)                    $      (0.97)
                                       ============     ============                     ============
Net loss per common share--diluted...  $      (0.66)(1) $      (0.81)                    $      (0.97)
                                       ============     ============                     ============
Weighted average shares--basic.......    16,819,731        9,649,424     (7,749,424)(4)    18,719,731
                                       ============     ============   ============      ============
Weighted average shares--diluted.....    16,819,731        9,649,424     (7,749,424)(4)    18,719,731
                                       ============     ============   ============      ============

(1) Historical basic and diluted net loss per common share is computed as described in the Company's filing on Form 10-K as of and for the year ended December 31, 1999, which is incorporated by reference herein.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                  (UNAUDITED)

The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of the Company and Integ for the year ended December 31, 1999 and reflects the following pro forma adjustments:

(1) Reflects amortization expense on acquired intangible assets based on their estimated useful life of 10 years.

(2) Represents charge to operations for the estimated fair values of certain in process research and development projects.

(3) Represents reversal of nonrecurring charges, in accordance with Securities and Exchange Commission regulations.

(4) Represents a reduction of Integ shares to reflect the equivalent number of Company shares, based on the terms of the related Agreement and Plan of Merger.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                  (UNAUDITED)

                                                                                PRO FORMA
                                                 HISTORICAL           ------------------------------
                                          ---------------------------                       COMBINED
                                          THE COMPANY        INTEG      ADJUSTMENTS         COMPANY
                                          -----------     -----------   ------------      ------------
Net product sales.......................  $89,004,945     $        --                     $ 89,004,945
Grants and other revenue................      641,750              --                          641,750
                                          -----------     -----------   ------------      ------------
Net revenues............................   89,646,695              --             --        89,646,695
Cost of sales...........................   60,957,161              --                       60,957,161
                                          -----------     -----------   ------------      ------------
    Gross profit........................   28,689,534              --             --        28,689,534
                                          -----------     -----------   ------------      ------------
Operating Expenses:
Research and development................    4,356,715       3,323,413                        7,680,128
Charge for in-process research and
  development...........................           --              --   $ 39,317,111 (2)            --
                                                                         (39,317,111)(3)
Selling, general and administrative.....   26,839,432       2,609,684        655,285 (1)    30,104,401
                                          -----------     -----------   ------------      ------------
    Total operating expenses............   31,196,147       5,933,097        655,285        37,784,529
                                          -----------     -----------   ------------      ------------
Operating loss..........................   (2,506,613)     (5,933,097)      (655,285)       (9,094,995)
Interest expense, including amortization
  of original issue discount............   (5,697,752)       (532,194)                      (6,229,946)
Interest and other (expense) income,
  net...................................     (135,300)        289,497                          154,197
                                          -----------     -----------   ------------      ------------
  Loss before dividends and accretion on
    mandatorily redeemable preferred
    stock of a subsidiary...............   (8,339,665)     (6,175,794)      (655,285)      (15,170,744)
Dividends and accretion on mandatorily
  redeemable preferred stock of a
  subsidiary............................     (169,513)             --                         (169,513)
                                          -----------     -----------   ------------      ------------
  Loss before extraordinary loss and
    income taxes........................   (8,509,178)     (6,175,794)      (655,285)      (15,340,257)
Extraordinary loss on modification of
  notes payable.........................     (306,092)             --                         (306,092)
                                          -----------     -----------   ------------      ------------
  Loss before income taxes..............   (8,815,270)     (6,175,794)      (655,285)      (15,646,349)
Provision for income taxes..............      348,516              --                          348,516
                                          -----------     -----------   ------------      ------------
  Net loss..............................  $(9,163,786)    $(6,175,794)  $   (655,285)     $(15,994,865)
                                          ===========     ===========   ============      ============
Net loss per common share--basic........  $     (0.64)(1) $     (0.64)                    $      (0.87)
                                          ===========     ===========                     ============
Net loss per common share--diluted......  $     (0.64)(1) $     (0.64)                    $      (0.87)
                                          ===========     ===========                     ============
Weighted average shares--basic..........   16,503,290       9,643,883     (7,743,883)(4)    18,403,290
                                          ===========     ===========   ============      ============
Weighted average shares--diluted........   16,503,290       9,643,883     (7,743,883)(4)    18,403,290
                                          ===========     ===========   ============      ============

(1) Historical basic and diluted net loss per common share is computed as described in the Company's filing on Form 10-Q as of and for the three and nine months ended September 30, 1999, which is incorporated by reference herein.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                  (UNAUDITED)

The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of the Company and Integ for the nine months ended September 30, 1999 and reflects the following pro forma adjustments:

(1) Reflects amortization expense on acquired intangible assets based on their estimated useful life of 10 years.

(2) Represents charge to operations for the estimated fair values of certain in process research and development projects.

(3) Represents reversal of nonrecurring charges, in accordance with Securities and Exchange Commission regulations.

(4) Represents a reduction of Integ shares to reflect the equivalent number of Company shares, based on the terms of the related Agreement and Plan of Merger.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                  (UNAUDITED)

                                                                               PRO FORMA
                                               HISTORICAL           -------------------------------
                                       ----------------------------                        COMBINED
                                       THE COMPANY         INTEG      ADJUSTMENTS          COMPANY
                                       ------------     -----------   ------------       ------------
Net product sales....................  $121,070,826     $        --                      $121,070,826
Grants and other revenue.............       246,959              --                           246,959
                                       ------------     -----------   ------------       ------------
Net revenues.........................   121,317,785              --             --        121,317,785
Cost of sales........................    70,595,222              --                        70,595,222
                                       ------------     -----------   ------------       ------------
  Gross profit.......................    50,722,563              --             --         50,722,563
                                       ------------     -----------   ------------       ------------
Operating Expenses:
Research and development.............     9,478,396       2,713,781                        12,192,177
Selling, general and
  administrative.....................    28,910,281       1,249,784   $    655,285 (1)     30,815,350
                                       ------------     -----------   ------------       ------------
  Total operating expenses...........    38,388,677       3,963,565        655,285         43,007,527
                                       ------------     -----------   ------------       ------------
Operating income (loss)..............    12,333,886      (3,963,565)      (655,285)         7,715,036
Interest expense, including non-cash
  interest expense relating to
  issuance of warrants and
  amortization of original issue
  discount...........................    (5,731,109)       (304,992)                       (6,036,101)
Other income.........................     2,255,798         114,869                         2,370,667
                                       ------------     -----------   ------------       ------------
  Income (loss) before dividends and
    accretion on mandatorily
    redeemable preferred stock of a
    subsidiary.......................     8,858,575      (4,153,688)      (655,285)         4,049,602
Dividends and accretion on
  mandatorily redeemable preferred
  stock of a subsidiary..............      (383,314)             --                          (383,314)
                                       ------------     -----------   ------------       ------------
  Income (loss) before extraordinary
    loss and income taxes............     8,475,261      (4,153,688)      (655,285)         3,666,288
Extraordinary loss on modification of
  notes payable......................      (799,729)             --                          (799,729)
                                       ------------     -----------   ------------       ------------
  Income (loss) before income
    taxes............................     7,675,532      (4,153,688)      (655,285)         2,866,559
Provision for income taxes...........       434,761              --                           434,761
                                       ------------     -----------   ------------       ------------
  Net income (loss)..................  $  7,240,771     $(4,153,688)  $   (655,285)      $  2,431,798
                                       ============     ===========   ============       ============
Net income (loss) per common share --
  basic..............................  $       0.30(1)  $     (0.42)                     $       0.10
                                       ============     ===========                      ============
Net income (loss) per common share --
  diluted............................  $       0.26(1)  $     (0.42)                     $       0.08
                                       ============     ===========                      ============
Weighted average shares -- basic.....    22,618,417       9,827,211     (7,927,211)(2)     24,518,417
                                       ============     ===========   ============       ============
Weighted average shares -- diluted...    27,346,752       9,827,211     (7,927,211)(2)     29,246,752
                                       ============     ===========   ============       ============

(1) Historical basic and diluted net income per common share is computed as described in the Company's filing on Form 10-Q as of and for the three and nine months ended September 30, 2000, which is incorporated by reference herein.

              INVERNESS MEDICAL TECHNOLOGY, INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000

                                  (UNAUDITED)

    The accompanying unaudited pro forma condensed statement of operations has been prepared by combining the historical results of the Company and Integ for the nine months ended September 30, 2000 and reflects the following pro forma adjustments:

(1) Reflects amortization expense on acquired intangible assets based on their estimated useful life of 10 years.

(2) Represents a reduction of Integ shares to reflect the equivalent number of Company shares, based on the terms of the related Agreement and Plan of Merger.